Exhibit 10.13

AMENDED AND RESTATED LICENSE AGREEMENT

THIS AMENDED AND RESTATED LICENSE AGREEMENT (hereinafter the “Agreement”) is made this 22nd day of December, 2016 (the “Effective Date”):

BETWEEN :

bioMérieux SA,

a French “société anonyme”,

having its principal place of business at Chemin de l’Orme, 69280 Marcy l’Etoile, France,

with a capital of 12 029 370 euros,

registered in Lyon under the number 673 620 399,

hereafter called “bioMérieux”

AND

Quanterix Corporation,

a company incorporated in the State of Delaware,

with its registered offices at 113 Hartwell Avenue, Lexington, MA 02421, USA hereafter called “Quanterix”

bioMérieux and Quanterix being hereinafter individually referred to as “Party” and collectively as the “Parties”.

WHEREAS :

WHEREAS, Quanterix is an early stage company innovating ultra—sensitive detection systems for use in research and in-vitro diagnostics using its Single Molecule Array (Simoa™) technology.

WHEREAS, Quanterix is developing immunoassay(s) to determine the concentration of a biomarker in a patient sample in the subfemtomolar range, using magnetic beads, magnets, cuvettes, the Simoa™ Disc and other components to automate the overall assay process.

WHEREAS, bioMérieux and its Affiliates (defined below) have for more than fifty years been engaged in the design, development, manufacturing and marketing of reagents and automated in vitro diagnostic systems for medical analysis and for product quality and environmental control.

WHEREAS, on November 14, 2012, bioMérieux and Quanterix entered in a joint development and license agreement (“JDLA”) setting out their respective obligations for the co-development and commercialization of the Simoa platform and associated assays.

WHEREAS, after four years of collaboration, the Parties were willing to renegotiate the terms of their relationship with a view to :

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

•                  take better advantage of each Party’s respective business and technical strengths, i.e. Quanterix: innovation and RUO; bioMérieux: development and product commercialization in a clinical IVD environment;

•                  If and after successful feasibility phase, develop a new version of a Simoa based system to address bioMerieux’s market requirements;

•                  Improve development efficiency in simplifying project organization, interaction, decision making process and responsibility between the Parties and R&D partner (Stratec at the time of signing of this Agreement);

•                  Improve and better define JDLA rules governing Parties’ respective market access in Co-exclusive Fields, allowing each Party freedom to operate without the restrictions set forth in the JDLA.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

INDEX

1.	DEFINITIONS	4

2.	TERMINATION OF JDLA — HD-1 FLOOR STANDING PLATFORM	11

3.	LICENCE RIGHTS	12

4.	BIOMÉRIEUX DEVELOPMENT ACTIVITIES	16

5.	FINANCIAL TERMS	19

6.	INTELLECTUAL PROPERTY	22

7.	MANUFACTURING AND SUPPLY	24

8.	COMMERCIALISATION PHASE	25

9.	CONFIDENTIALITY	25

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS.	26

11.	INDEMNIFICATION	28

12.	LIMITATION OF LIABILITY	29

13.	RIGHTS OF AFFILIATES	30

14.	TERM, TERMINATION AND CONSEQUENCES OF TERMINATION	31

15.	GOVERNING LAW AND DISPUTE RESOLUTION	33

16.	GENERAL PROVISIONS	34

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.             DEFINITIONS

1.1.                           “Affiliate” means, with respect to any Party, any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns or controls, is owned or controlled by or is under common ownership or control with such Party or other person or entity to the extent of more than fifty percent (50%) of the equity having the power to vote on or direct the affairs of the entity, or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction.  For purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common ownership or control”) shall mean the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity.

1.2.                           “Assay(s)” means assay tests consisting of the measurement of certain analytes using specified reagents for use on an Instrument, which assay tests use or perform processes included within the Simoa Technology.

1.3.                           “Assay Manufacturing Cost” means, with respect to an Assay, which is: (i) supplied to bioMérieux by a Third Party; or (ii) manufactured directly by bioMérieux or its Affiliate:

1.3.1.                  For costs in Subsection (i) above, Assay Manufacturing Costs means, for such Assay: (a) the amount paid to such a Third Party (including any Third Party royalties or similar consideration proportional to sales paid to Third Parties for rights to intellectual property rights); plus (b) bioMérieux’s reasonable direct and identifiable internal costs and out-of-pocket costs, incurred or accrued (including any prepayments) by bioMérieux in connection with manufacturing process improvements, storage, manufacturing scale-up, manufacturing site qualification, quality assurance and quality control (including testing), supply chain management, capital equipment, similar activities comprising bioMérieux’s oversight of the manufacturing process of the Third Party, and any value-added tax or similar tax due for amounts paid to such Third Party.

1.3.2.                  For costs in Subsection (ii) above, Assay Manufacturing Costs means, for such Assay, the “standard cost” per unit, including variances to standard costs and inventory write-offs.  This standard cost shall include the cost of raw materials, labor, and other direct and identifiable variable costs incurred or accrued by bioMérieux in connection with the manufacture of an Assay, manufacturing process improvements, storage, manufacturing scale-up, manufacturing site qualification, quality assurance and quality control (including testing), supply chain management, and costs of equipment, plant operations and plant support services necessary to produce an Assay, as well as including any Third Party royalties or similar consideration proportional to sales paid to Third Parties for rights to intellectual property rights for such Assay.  The above-mentioned costs of plant operations and support services shall include utilities, maintenance, engineering, safety, human resources, finance, plant management and other similar activities, including idle plant capacity reserved specifically for the Assay based on anticipated volumes in the next twelve (12) months.

1.4.                           “Biomarker Intellectual Property Rights” means all Patents and Know-How pertaining to the detection or measurement of specific biological markers or targets for specific clinical indications that were invented using the Simoa Technology (i) owned or Controlled by Quanterix as of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Effective Date, or (ii) developed by Quanterix in the future while this Agreement is in effect . Biomarker Intellectual Property Rights does not include any Patents or Know-How of any company or business which becomes an Affiliate of Quanterix, or by which Quanterix is acquired or into which Quanterix is merged, after the Effective Date of this Agreement to the extent such Patents or Know-How have been generated prior to the date on which the relevant company or business has become an Affiliate of Quanterix, or has acquired Quanterix or has merged with Quanterix.

1.5.                           “bioMérieux Intellectual Property Rights” means all Patents and Know-How generated by bioMérieux (or any third party contemplated by Section 4.5 or 8.3) during the term of this Agreement, which pertain to the Simoa Technology, whether for use on Assays or Instruments. bioMérieux Intellectual Property Rights expressly includes any improvement, modification or upgrade of the L1DR owned or Controlled by bioMérieux.

1.6.                           “Clinical Lab Applications” means In-Vitro Diagnostic tests performed in a Clinical Laboratory Setting (whether publicly or privately owned).

1.7.                           “Clinical Laboratory Setting” means a laboratory certified by local authorities as a “Clinical Laboratory” where tests are performed on clinical specimens in order to obtain information about the health of a patient as pertaining to the diagnosis, treatment and prevention of disease.  Clinical Laboratory Setting excludes POC Testing, physician’s offices, ambulatory care facilities, emergency rooms, pharmacies, and other alternative care settings and excludes the activity, within hospital and other clinical laboratories, of performing Laboratory Developed Testing.

1.8.                           “Co-Exclusive Field” means In Vitro Diagnostics, including POC Testing and Laboratory Developed Testing but excluding Clinical Lab Applications, Research Use Only Applications, the screening of blood, plasma or blood components for transfusion or for use in blood products, and Nucleic Acid Applications.

1.9.                           “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement, the carrying out of such obligations with a level of effort and resources consistent with the commercially reasonable practices of a company in the in-vitro diagnostics industry that would be applied to the research, development or commercialization of a product at a similar stage of development or commercialization, taking into account relevant factors.  Commercially Reasonable Efforts require that the Party: (a) promptly assign responsibility for such obligations or tasks to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis, (b) set and consistently seek to achieve specific and meaningful objectives for carrying out such obligations, and (c) consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives.

1.10.                    “Confidential Information” means any and all information, knowledge, Know-How, practices, processes, products, materials, equipment or other technical or business information of either Party that has been disclosed to the other Party under this Agreement or the JDLA and that has been identified in writing as Confidential Information at the time of disclosure, or if disclosed orally or visually is confirmed in writing to be Confidential Information within thirty (30) days after such disclosure. For the sake of clarity, Confidential Information shall include the existence, terms and conditions of this Agreement, in accordance with Article 9 below. Notwithstanding the above, Confidential Information will not include, and nothing herein will in any way restrict the rights of either Party to use, disclose or otherwise deal with, any information which:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.10.1.           can be demonstrated to have been in the public domain as of the Effective Date of this Agreement or thereafter comes into the public domain through no fault of the receiving Party; or

1.10.2.           can be demonstrated by written records existing prior to receipt of such information to have been known to the receiving Party prior to the receipt thereof; or

1.10.3.           can be demonstrated to have been rightfully received by the receiving Party from a Third Party who did not acquire it, directly or indirectly, from the other Party to this Agreement under a continuing obligation of confidentiality; or

1.10.4.           can be demonstrated to have been independently conceived, invented or acquired by employees or agents of the receiving Party without use of or access to the relevant Confidential Information of the other Party.

1.11.                    “Control” means, with respect to any material, Know-How, or Intellectual Property Right, that a Party (a) owns or (b) has a license (other than a license granted to such Party under this Agreement) to such material, Know-How, or Intellectual Property Right and, in each case, has the ability to grant to the other Party access, a license, or a sublicense (as applicable) to the foregoing on the terms and conditions set forth in this Agreement without violating the terms of any then-existing agreement or other arrangement with any Third Party.

1.12.                    “Consumables” means all tangible components necessary to run an Assay using the Technology; As of the Effective Date, existing Consumables include cuvettes, microstructured polymer device and/or microstructured chip called Simoa™ Disc, conjugate, and fluorescent magnetic beads.

1.13.                    “Current HD-1 FS Instrument” has the meaning set forth in Section 2.4.

1.14.                    “Dollars” means a U.S. dollar, and “$” shall be interpreted accordingly.

1.15.                    “Effective Date” has the meaning set forth in the introductory paragraph.

1.16.                    “Exclusive Field” means (i) Clinical Lab Applications, (ii) Food QC Testing, and (iii) Pharma QC Testing, in each case solely limited to testing or using small molecules and/or proteins and excluding Nucleic Acid Applications, the screening of blood, plasma or blood components for transfusion or for use in blood products, and Research Use Only Applications.

1.17.                    “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.18.                    “Field” means the Exclusive Field and the Co-Exclusive Field.

1.19.                    “Food QC Testing” means the field of use comprising the in-vitro measurement, observation or determination of microorganisms (i.e., bacteria, fungi, viruses, parasites or protozoans) and other contaminants in samples of food (including water and beverage), samples of agricultural products intended for food, or samples from food processing, equipment or processing facilities.

1.20.                    “Force Majeure” means any trade disputes, strikes, riots, storms, earthquakes, fires, acts of government or any event (whether similar or dissimilar to the foregoing) that is not caused by the fault or inaction of the Party seeking to be excused from performance hereunder, and is beyond the reasonable control of such Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.21.                    “HD-1 FS Instrument” has the meaning set forth in Section 2.2.

1.22.                    “Initiate Development” means, for a particular Assay, the commencement of activities that relate to obtaining, maintaining or expanding Regulatory Approval of such Assay or developing the ability to manufacture commercial quantities of such Assay.

1.23.                    “Instrument” means any instrument on which processes included within the Technology can be performed, including the HD-1 FS Instrument and the New IVD Instrument, including any software necessary for the operation of such Instrument.

1.24.                    “Instrument Manufacturing Cost” means, with respect to an Instrument, which is: (i) supplied to bioMérieux by a Third Party; or (ii) manufactured directly by bioMérieux or its Affiliate:

1.24.1.           For costs in Subsection (i) above, Instrument Manufacturing Costs means, for such Instrument: (a) the amount paid to such a Third Party (including any Third Party royalties or similar consideration proportional to sales paid to Third Parties for rights to intellectual property rights); plus (b) bioMérieux’s reasonable direct and identifiable internal costs and out-of-pocket costs, incurred or accrued (including any prepayments) by bioMérieux in connection with manufacturing process improvements, storage, manufacturing scale-up, manufacturing site qualification, quality assurance and quality control (including testing), supply chain management, capital equipment, similar activities comprising bioMérieux’s oversight of the manufacturing process of the Third Party, and any value-added tax or similar tax due for amounts paid to such Third Party.

1.24.2.           For costs in Subsection (ii) above, Instrument Manufacturing Costs means, for such Instrument, the “standard cost” per unit, including variances to standard costs and inventory write-offs.  This standard cost shall include the cost of raw materials, labor, and other direct and identifiable variable costs incurred or accrued by bioMérieux in connection with the manufacture of an Instrument, manufacturing process improvements, storage, manufacturing scale-up, manufacturing site qualification, quality assurance and quality control (including testing), supply chain management, and costs of equipment, plant operations and plant support services necessary to produce an Instrument, as well as including any Third Party royalties or similar consideration proportional to sales paid to Third Parties for rights to intellectual property rights for such Instrument.  The above-mentioned costs of plant operations and support services shall include utilities, maintenance, engineering, safety, human resources, finance, plant management and other similar activities, including idle plant capacity reserved specifically for the Instrument based on anticipated volumes in the next twelve (12) months.

1.25.                    “In Vitro Diagnostics” means the in-vitro testing of human Samples for the purpose of detecting, prognosing, predicting, monitoring the status of (including monitoring the effect of treatment) or screening for diseases, conditions, or infections of any kind of the human from whom the Samples were taken, but excluding the screening of blood, plasma or blood components for transfusion or for use in blood products.

1.26.                    “IVD Partner” has the meaning set forth in Section 2.4.

1.27.                    “Know-How” means any confidential and/or proprietary technical information, business information, techniques, processes, methods, data, results, assays, substances and materials, and other information of any type whatsoever, in any tangible or intangible form, in a Party’s

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

possession that is not generally available to the public, excluding in each case any such know-how to the extent disclosed in or claimed by a Patent.

1.28.                    “Laboratory Developed Testing” means In Vitro Diagnostic tests performed within a clinical laboratory which are designed by the laboratory for its own internal use and are validated by the laboratory for its internal use, including the right to provide test results under a service model to Third Parties.

1.29.                    “L1DR” means the “Level 1 Data Reduction” software developed by Quanterix as part of the Simoa Technology, which, from an input of images, provides an output of bead population information (fON and Ibead).

1.30.                    “Net Sales” means the gross amount actually invoiced to Third Parties by bioMérieux and/or its Affiliates, on sale for value to unaffiliated Third Parties of Assays less the following deductions to the extent actually allowed or incurred with respect to such sales: (i) value added taxes, if any; (ii) a flat deduction of [***] of the invoiced amount(s) (excluding, for the avoidance of doubt, value-added tax, if any) which shall be deemed to cover for all of the following: reasonable discounts, including, trade, quantity and cash discounts, charge-back payments, and rebates actually granted to trade customers and distributors; (iii) insurance, packaging and transport costs; (iv) sales and excise tax, custom duties and similar taxes (other than income taxes); and (v) a lump sum deduction of flat [***] of the invoiced amount(s) (excluding, for the avoidance of doubt, value-added tax, if any) in recognition of Assays sold under such Reagent Rental Agreements. For clarity, bioMérieux shall be under no obligation to demonstrate that a particular Assay was sold under a Reagent Rental Agreement, provided that, no more than once every three (3) calendar years, Quanterix and bioMérieux shall each have the right to request that the accuracy of the [***] lump sum deduction under (v) for Reagent Rental Agreements be verified based on actual depreciation of the Instruments installed base, and such lump sum deduction shall be adjusted going forward as a result of such verification. For further clarity, transfers of Assays to Affiliates or between Affiliates for resale shall not constitute Net Sales of Assays until the Assays are sold to Third Parties.

1.31.                    “New IVD Instrument” has the meaning set forth in Section 4.3.1.

1.32.                    “Nucleic Acid Applications” means all applications in which the single molecule referred to in the definition of the Simoa Technology is a nucleic acid.

1.33.                    “Patent(s)” means (i) all patents and patent applications, utility models and designs, (ii) any substitutions, divisions, additions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and any provisional applications, of any such patents or patent application, and (iii) any foreign or international counterpart of any of the foregoing.

1.34.                    “Pharma QC Testing” means the field of use comprising the in-vitro measurement, observation or determination of microorganisms (i.e., bacteria, fungi, viruses, parasites or protozoans) and other contaminants in samples of pharmaceutical products, samples of ingredients and other components intended for use in pharmaceutical products, or samples from pharmaceutical products processing, equipment or processing facilities.

1.35.                    “POC Testing” means In Vitro Diagnostic tests performed outside a Clinical Laboratory Setting, such as in physician offices, ambulatory care, emergency rooms, pharmacies and other alternative care settings.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.36.                    “Purchase” means the entry of an Instrument in inventory at bioMérieux’s international delivery center (IDC) for further sale or placement.

1.37.                    “Quanterix Intellectual Property Rights” means all Patents and Know-How owned or Controlled by Quanterix which (a) cover or claim the Technology and (b) are necessary for the development, manufacture, use or sale of Instruments, Assays or Consumables for use on Instruments, and in each case of subclause (a) and (b), that (i) were licensed to Quanterix under the Upstream License or (ii) were generated before the Effective Date, or (iii) are generated after the Effective Date or (iv) become Controlled by Quanterix under the Upstream License after the Effective Date.

Quanterix Intellectual Property Rights expressly includes any improvement, modification or upgrade of the L1DR owned or Controlled by Quanterix.

Biomarker Intellectual Property Rights are included in Quanterix Intellectual Property Rights where such Biomarker Intellectual Property Rights :

(A) pertain to detection or measurement of biological markers or targets that are generally known for a particular disease as of the Effective Date, for example through publications or clinical use, such as PSA for prostate cancer (“Known Markers”), and

(B)claim an invention with respect to the same disease with lower detection levels or quicker detection, i.e. generated by the mere use of Simoa Technology due to its extreme sensitivity (such as PCT/US2012/033343, PCT/US2012/033338, PCT/US2012/041489),

where such Biomarker Intellectual Property Rights  are Controlled by Quanterix and (i) were licensed to Quanterix under an Upstream License or (ii) were generated by Quanterix before the Effective Date or are generated after the Effective Date by Quanterix or become Controlled by Quanterix under the Upstream License after the Effective Date.

Quanterix Intellectual Property Rights do not include Biomarker Intellectual Property Rights pertaining to biological markers or targets that are unknown as of the Effective Date or to the detection of a Known Marker for diseases other than those for which the Known Marker is used as of the Effective Date, provided that Biomarker Intellectual Property rights described in this sentence shall be subject to Section 3.1.3.

Quanterix Intellectual Property Rights and the Biomarker Intellectual Property Rights included therein do not include any Patents or Know-How (i) which becomes Controlled by Quanterix under the terms of an agreement executed after the Effective Date, or (ii) of any company or business which becomes an Affiliate of Quanterix, or by which Quanterix is acquired or into which Quanterix is merged after the Effective Date of this Agreement, to the extent such Patents or Know-How have been generated prior to the date on which the relevant company or business has become an Affiliate of Quanterix, has acquired Quanterix or has merged with Quanterix.

As of the Effective Date, Quanterix Intellectual Property Rights include Patents listed in Appendix I.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.38.                    “Quanterix Manufacturing Cost” means with respect to a Consumable and other tangible components necessary to run an Assay that are needed for Assay development which is (i) supplied to Quanterix by a Third Party; or (ii) manufactured directly by Quanterix or its Affiliate:

1.38.1.           For costs in Subsection (i) above, Quanterix Manufacturing Costs means: (a) the amount paid to such a Third Party (including any Third Party royalties or similar consideration proportional to sales paid to Third Parties for rights to intellectual property rights); plus (b) Quanterix’s reasonable direct and identifiable internal costs and out-of-pocket costs, incurred or accrued (including any prepayments) by Quanterix in connection with manufacturing process improvements, storage, manufacturing scale-up, manufacturing site qualification, quality assurance and quality control (including testing), supply chain management, capital equipment, similar activities comprising Quanterix’s oversight of the manufacturing process of the Third Party, and any value-added tax or similar tax due for amounts paid to such Third Party.

1.38.2.           For costs in Subsection (ii) above, Quanterix Manufacturing Costs means the “standard cost” per unit, including variances to standard costs and inventory write-offs.  This standard cost shall include the cost of raw materials, labor, and other direct and identifiable variable costs incurred or accrued by Quanterix in connection with the manufacture of a Consumable, manufacturing process improvements, storage, manufacturing scale-up, manufacturing site qualification, quality assurance and quality control (including testing), supply chain management, and costs of equipment, plant operations and plant support services necessary to produce a Consumable, as well as including any Third Party royalties or similar consideration proportional to sales paid to Third Parties for rights to intellectual property rights.  The above-mentioned costs of plant operations and support services shall include utilities, maintenance, engineering, safety, human resources, finance, plant management and other similar activities, including idle plant capacity reserved specifically for the Consumable based on anticipated Consumable volumes in the next twelve (12) months.

1.39.                    “Reagent Rental Agreement” means an arrangement wherein Assays sold by bioMérieux or its Affiliates hereunder are increased in price to include an amount to cover the depreciation cost of an Instrument, including service and maintenance costs, supplied to a customer of bioMérieux or an Affiliate under an agreement by which the customer purchases the Assays at such increased price so that the customer may have use of such Instrument.

1.40.                    “Regulatory Approvals” means, with respect to a particular Assay, Consumable or Instrument, all approvals or market clearances required by the applicable regulatory authorities to commence commercial sale or distribution of such Assay, Consumable or Instrument in any particular country or jurisdiction, including any required registrations, certificates or permits that may be required to market, sell or use such Assay, Consumable or Instrument in the country or jurisdiction.

1.41.                    “Research Use Only Applications” means any test used in academic, diagnostic or other applications that is not used for medical management of humans or animals.

1.42.                    “Sample(s)” means any kind of human (e.g., tissue, blood, plasma, urine) or biological sample.

1.43.                    “Simoa Trademark Rights” means the Simoa™ trade mark Controlled by Quanterix, as listed on Appendix II.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.44.                    “System” means a system of components comprised of the Instrument, Consumables and the Assays using the Technology.

1.45.                    “Technology” or “Simoa Technology” means the basic, multi-functional assay processes wherein a single molecule of a biomarker is captured, segregated and interrogated, and the concentration of the biomarker in a sample can be determined, as claimed in the Quanterix Intellectual Property Rights as of the Effective Date, and as such processes and basic assay parameters and conditions may be improved by Quanterix during the Term and as applicable to the Field.

1.46.                    “Territory” means the world.

1.47.                    “Third Party” means a person or entity that is not a Party or an Affiliate of a Party.

1.48.                    “Upstream License” means a license agreement between Quanterix and a Third Party licensor entered into prior to the Effective Date, under which Quanterix obtained rights to certain Patents and Know-How from such Third Party.  Upstream Licenses are listed in Appendix III.

1.49.                    “Valid Claim” means, with respect to a particular country, (i) a claim of an issued and unexpired Patent in such country that (a) has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken or has been taken within the time allowed for appeal, and (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country; or (ii) a claim of a pending Patent applicable in such country. In the event a Patent has been held to be invalid or unenforceable, and an appeal is pending, such claims shall not be considered a Valid Claim until reinstated by a final decision, not subject to further appeal, of a court or governmental agency of competent jurisdiction; provided, however, that once reinstated, a Valid Claim shall be considered a Valid Claim retroactively as if the Patent had never been held to be invalid or unenforceable.

2.             TERMINATION OF JDLA — HD-1 FLOOR STANDING PLATFORM

2.1.                           As of the date of this Agreement, the JDLA, including all documents amending, modifying or supplementing it shall terminate, except Sections 3.7.3, 3.9.8, 3.9.9, 6, 9, 10.3, 11, 12, 15, 16 of the JDLA which shall survive such termination with respect to activities performed under the JDLA before the Effective Date of this Agreement. The Parties acknowledge that they have no obligation to each other arising out of the JDLA or any such documents, except with respect to the above listed surviving provisions. For the avoidance of doubt, any milestone payments referred to in section 5.2.1 of the JDLA not paid as of the Effective Date are cancelled.

2.2.                           As a consequence, the Parties agree that they will not jointly finalize development work on the IVD version of the HD-1 Floor Standing instrument (“HD-1 FS Instrument”). Quanterix will independently pursue such development, at its own cost and discretion.

2.3.                           For a period of thirty six (36) months from the Effective Date (the “Option Period”), bioMérieux shall have an option, exercisable on written notice to Quanterix, to assume worldwide distribution of the HD-1 FS Instrument solely for use in the Field. On exercise of the option, the Parties shall negotiate distribution terms in good faith, such terms to include a payment by bioMérieux to Quanterix of a lump sum of [***] and a duration of as long as bioMérieux sells the HD-1 FS Instrument in the Field. This option shall expire, and all rights of bioMerieux with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

respect to the HD-1 FS Instrument (including the license granted in Section 3.1 below with respect to such HD-1 FS Instrument) will terminate, if bioMérieux has not exercised the option by written notice to Quanterix at the latest thirty six (36) months after the Effective Date.

2.4.                           Notwithstanding bioMérieux’s distribution option referred to in Section 2.3 and bioMérieux’s exclusive rights under subsection 3.1.1 of this Agreement, Quanterix shall have the right to appoint or license one (but not more than one) Third Party (the “IVD Partner”) to make, have made, use, sell and/or distribute the Current HD-1 FS Instrument on a worldwide basis for use in the field of Clinical Lab Applications. For the purpose of this Agreement, “Current HD-1 FS Instrument” means the version of the HD-1 FS Instrument with form, fit and function as reached by Quanterix at the end of feasibility phase finalized by Quanterix at September 30, 2017 and as described in Appendix IV. Such distribution shall be subject to the following conditions:

2.4.1.                  The IVD Partner shall not be one of the entities listed in Appendix V (“Excluded Entity”).

2.4.2.                  Neither Quanterix nor the IVD Partner shall have the right to market in the field of Clinical Lab Applications the Assays listed in Appendix VI (provided that Quanterix and IVD Partner will not be precluded from developing assays not using the Simoa Technology against those targets listed in Appendix VI).

2.4.3.                  Any improvement to the Simoa Technology or to the HD-1 FS Instrument itself developed by Quanterix or by the IVD Partner (to the extent owned by or licensed to Quanterix) with respect to the HD-1 FS Instrument during the Option Period, and, on exercise of the option, during the term of this Agreement shall be considered Quanterix Intellectual Property Rights for the purposes of this Agreement and shall be licensed to bioMérieux under Sections 3.1.1 and 3.1.2. To the extent such license relates to Instruments, such license is granted on a royalty-free basis.

2.4.4.                  With respect to sales of an IVD Partner which is a licensee of Quanterix, Quanterix shall pay bioMérieux a royalty on all Assays sold of [***] of the royalty received by Quanterix from the IVD Partner on such sales. In the event the consideration received by Quanterix from the IVD Partner for sales of Assays is not royalties on sales, the royalty due to bioMérieux shall be a royalty calculated on sales of Assays by the IVD Partner [***].  Such royalty shall be payable on sales of Assays by IVD Partner only, and no payment shall be due to bioMerieux for development or commercial milestone payments, upfront fees, paid development efforts or other compensation paid to Quanterix by IVD Partner.

2.4.5.                  [***].

2.5.                           bioMérieux’s failure to exercise the distribution option referred to in Section 2.3 shall not terminate the provisions of Section 2.4 of this Agreement.

3.             LICENCE RIGHTS

3.1.                           Licences from Quanterix to bioMérieux.

3.1.1.                  Subject to the terms of this Agreement, Quanterix hereby grants bioMérieux an exclusive (save from the rights described in Section 2.4), [***], under Patents and Know-How within the Quanterix Intellectual Property Rights to research, develop, have developed, make, have made, use, sell, have sold, offer for sale and have offered for sale, import and export

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Assays, Consumables, and Instruments, in the Exclusive Field in the Territory, and bioMérieux hereby accepts such license.  The license under this Section 3.1.1 with respect to the HD-1 FS Instrument shall terminate on expiration of the Option Period as provided in Section 2.3, unless the option has been exercised by bioMerieux and an agreement reached on distribution terms under Section 2.3, in which case the license with respect to the HD-1 FS Instrument will continue during the term of this Agreement. The license under this Section 3.1.1 with respect to Instruments other than the HD-1 FS Instrument shall terminate on expiration of the Feasibility Period as provided in Section 4.3.1, unless bioMerieux has elected to proceed with development under Section 4.3.3; in which case the license with respect to Instruments other than the HD-1 FS Instrument will continue for the term, subject to the requirements of Section 4.4.1 and 4.4.7. Should bioMerieux elect, or be deemed to have elected, not to proceed with the development of the New IVD Instrument or fail to comply with the requirements of Section 4.4.1 and 4.4.7 (which failure remains uncured as provided in Section 14.2.1), the license with respect to Instruments other than the HD-1 FS Instrument shall terminate, and if the license with respect to the HD-1 FS Instrument has also terminated, this Agreement will terminate.

Notwithstanding the foregoing Section 3.1.1, bioMérieux’s license under Know-How Controlled by Quanterix under the Tufts License (as defined below) is nonexclusive. Notwithstanding the foregoing, the license granted under this Section 3.1.1, solely to the extent it relates to Quanterix Intellectual Property Rights developed under Sections 2.4.3 and 4.4.6 , is granted on a royalty-free basis t. For the avoidance of doubt, bioMérieux’s exclusive rights as described in this Section 3.1.1 are without prejudice to Quanterix’s or the IVD Partner’s rights under Section 2.4.

3.1.2.                  Subject to the terms of this Agreement, Quanterix hereby grants bioMérieux (a) a non-exclusive, [***] license, [***], under Patents and Know-How within the Quanterix Intellectual Property Rights to research, develop, have developed, make, have made, use, sell, have sold, offer for sale and have offered for sale, import and export Assays, Consumables and Instruments, in the Co-Exclusive Field in the Territory, and bioMérieux hereby accepts such license. Notwithstanding the foregoing, the license granted under this Section 3.1.2, solely to the extent it relates to Quanterix Intellectual Property Rights developed under Sections 2.4.3 and 4.4.6, is granted on a royalty-free basis. The license under this Section 3.1.2 with respect to the HD-1 FS Instrument shall terminate on expiration of the Option Period as provided in Section 2.3, unless the option has been exercised by bioMerieux and an agreement reached on distribution terms under Section 2.3, in which case the license with respect to the HD-1 FS Instrument will continue during the term of this Agreement. The license under this Section 3.1.2 with respect to Instruments other than the HD-1 FS Instrument shall terminate on expiration of the Feasibility Period as provided in Section 4.3.1, unless bioMerieux has elected to proceed with development under Section 4.3.3; in which case the license with respect to Instruments other than the HD-1 FS Instrument will continue for the term, subject to the requirements of Section 4.4.1 and 4.4.7. Should bioMerieux elect, or be deemed to have elected, not to proceed with the development of the New IVD Instrument or fail to comply with the requirements of Section 4.4.1 and 4.4.7 (which failure remains uncured as provided in Section 14.2.1), the license with respect to Instruments other than the HS-1 FS Instrument shall terminate, and if the license with respect to the HD-1 FS Instrument has also terminated, this Agreement will terminate.

For the avoidance of doubt, with respect to the Co-Exclusive Field, Quanterix itself and through any Third Party licensee of the Technology (“Co-Exclusive Field Licensee”)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

retains the right (under the Quanterix Intellectual Property Rights or those intellectual property rights of a Co-Exclusive Field Licensee) to research, develop, have developed, make, have made, use, sell, have sold, offer for sale and have offered for sale, import and export Assays, Instruments and Consumables in the Co-Exclusive Field in the Territory, and the Parties acknowledge that Quanterix will have no obligation to disclose any information about, or Confidential Information of, any Co-Exclusive Field Licensee to bioMérieux at any time.

3.1.3.                  To the extent Quanterix owns or Controls Biomarker Intellectual Property Rights not included in the Quanterix Intellectual Property Rights, Quanterix shall inform bioMérieux. At the request of bioMérieux, Quanterix shall negotiate in good faith with bioMérieux in an effort to reach commercially viable and reasonable terms and conditions for a worldwide license under any such Biomarker Intellectual Property Rights for use by bioMérieux solely in connection with the Simoa Technology in the Exclusive Field. Quanterix makes no guarantee that such terms will be reached despite such good faith negotiation.

3.1.4.                  Subject to the terms of this Agreement, Quanterix hereby grants to bioMérieux a limited non-exclusive license without the right to sublicense, under the Simoa Trademark Rights, to use and display such Simoa Trademark Rights solely in connection with the exercise of the rights granted to bioMérieux under Sections 3.1.1 and 3.1.2 above, and, as the case may be, under any license granted to bioMerieux pursuant to Section 3.1.3.

3.1.4.1.        bioMérieux may use the Simoa Trademark Rights as granted pursuant to this Section 3.1.4 throughout the Territory.  In doing so, to the extent allowable by applicable laws and regulations in each country within the Territory, the packaging, promotional materials and product labeling for use in the Territory shall carry, in a reasonable form to be agreed by the Parties, the Simoa Trademark Rights, subject to Quanterix’s consent, not to be unreasonably withheld.  bioMérieux shall provide Quanterix with exemplars or representative samples of primary (as reasonably agreed by the Parties) materials containing any Simoa Trademark Rights that are to be used commercially, if and to the extent such materials are used in the Territory and are substantially different from the form and presentation already approved by Quanterix.  Quanterix shall have the right to make reasonable objections to any such materials within five (5) business days of Quanterix’s receipt of such exemplars or samples on the grounds that Quanterix believes in good faith that the use of such materials will damage the reputation for quality associated with the Simoa Trademark Rights.  bioMérieux agrees to modify such materials in accordance with such objections of Quanterix as far as it is reasonable.

3.1.4.2.        bioMérieux acknowledges Quanterix’s sole ownership of the Simoa Trademark Rights and agrees not to take any action inconsistent with such ownership.  bioMérieux covenants that it shall not use any trademark confusingly similar to any Simoa Trademark Rights in connection with any products (including the Assays, Consumables and Instruments).  bioMérieux shall comply with reasonable policies provided by Quanterix from time to time to maintain the goodwill and value of the Simoa Trademark Rights, subject that such policies are not detrimental to the commercialization of the Assays, Consumables and Instruments and are compliant with the relevant laws.  In any bioMérieux materials in which the Simoa Trademark Rights appear, bioMérieux shall display a trademark legend in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

substantially the following form (tailored to reflect which trademark is being used): “[trademark]™” is a trademark owned by Quanterix Corporation”.

3.1.4.3.        bioMérieux shall have no right to prosecute, enforce or defend the Simoa Trademark Rights.

3.1.5.                  Subject to the terms of this Agreement, Quanterix hereby grants to bioMérieux a non-exclusive license to the L1DR (source code and object code), solely for use in connection with installation and use on HD-1 FS Instruments and the development, manufacture and sale of Instruments, and to convey to end users the right to use the L1DR in object code format solely in connection with the use of Instruments (including the HD-1 FS Instrument and New IVD Instrument.  The L1DR shall remain the sole and exclusive property of Quanterix or Quanterix’s licensor, and no title to L1DR or any intellectual property contained therein shall pass to bioMérieux.  The license granted to bioMérieux under this section 3.1.5 specifically conveys to bioMérieux the rights of reproduction, representation and display, adaptation, digitisation, translation, use, transformation (subject to respect for moral rights), integration of the L1DR in any other work, specifically including any integration whatsoever in an Instrument, the right to use extracts or elements of the L1DR for their reproduction and/or their representation and display in any derived work, the right to proceed to reverse engineering, to correct, to update, to adapt, to interoperate, to decompile, and to embed all or part of L1DR as part of an Instrument, for commercial or non-commercial use in the Field, for all countries of the Territory and for the maximum legal duration of protection of such rights (not to exceed the Term of this Agreement). The rights granted herein may be exercised by bioMérieux’s subcontractors involved in the development or manufacture of the Instruments solely for the purpose of developing or manufacturing all or part of the Instruments.  bioMérieux shall not transfer possession of the L1DR except as part of, or with, the Instrument, such transfer being subject to the restrictions contained herein.  Each Party shall promptly, and no less frequently that once each calendar half year, inform the other Party of any improvement, modification or upgrade of the L1DR and shall promptly provide the other Party a version of the L1DR containing such improvement, modification or upgrade. For the avoidance of doubt, the license to L1DR granted by Quanterix to bioMérieux hereunder expressly includes any improvement, modification or upgrade of the L1DR owned or Controlled by Quanterix during the term of this Agreement.

3.1.6.                  bioMérieux acknowledges that Quanterix obtained rights to certain Quanterix Intellectual Property Rights through one or more Upstream Licenses.  bioMérieux agrees that the following provisions of the Exclusive License Agreement between Tufts University (“Tufts”) and Quanterix effective June 18, 2007 (“Tufts License”) apply to bioMérieux and bioMérieux covenants to comply with such provisions, in addition to those provisions of the Tufts License as specified elsewhere in this Agreement: Sections 3.3(c)(iii), 3.6, 3.7 (provided that Quanterix provides bioMérieux with the information necessary for bioMérieux to comply), 3.8, 3.9, 5.8 (subject to timely invoices provided by Quanterix under this Agreement, and excluding the last sentence of such Section 5.8), 5.9,  8.1 (provided that Quanterix clearly marks and identifies confidential information of Tufts University), 9.2, 11  (excluding the requirements of additional insureds and furnishing certificates of insurance, but with bioMerieux obligated to indemnify Tufts as though bioMerieux were Licensee for purposes of Section 11.1 of the Tufts License), and 12.3.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.1.7.                  Quanterix shall promptly, and no less frequently than once each calendar half year, inform bioMerieux of any Quanterix Intellectual Property Rights generated by Quanterix after the Effective Date.

3.2.                           Licences from bioMérieux to Quanterix.

3.2.1.                  bioMérieux hereby grants to Quanterix a worldwide, [***], non-exclusive license, without the right to sublicense, under all of bioMérieux’s rights, title and interest in and to bioMérieux Intellectual Property Rights, to research, develop, have developed, make, have made, use, sell, have sold, offer for sale and have offered for sale, import and export products using the Technology in the Field (subject to bioMérieux’s license rights granted herein) and outside the Field and Quanterix hereby accepts such license.

3.2.2.                  bioMerieux shall promptly, and no less frequently than once each calendar half year, inform Quanterix of any bioMerieux Intellectual Property Rights generated by bioMerieux after the Effective Date.

3.3.                           Negative Covenants.

3.3.1.                  bioMérieux covenants that it will not, and will not permit any of its Affiliates to use or practice any Quanterix Intellectual Property Rights outside the scope of the license granted to it under Section 3.1.

3.4.                           No Implied Licenses.  Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property rights of such Party.

3.5.                           Registration.  Upon the issuance of the first French Patent within Quanterix Intellectual Property Rights, bioMérieux may register a summary of this Agreement with the French National Registry of Patents (Registre National des Brevets) in order to preserve the Parties’ rights against Third Parties pursuant to French Intellectual Property Code, Art. L. 613-9 and R. 613-53 et seq, provided that such registration is approved by Quanterix (such approval not to be unreasonably withheld) and shall not include public disclosure of the financial terms of this Agreement.

4.             BIOMÉRIEUX DEVELOPMENT ACTIVITIES

4.1.                           Current suppliers.

4.1.1.                  A list of Quanterix’s current suppliers for Instruments (including software) and Consumables is attached as Appendix VII. Quanterix agrees, to the extent not already done before the Effective Date, to introduce bioMérieux to such suppliers with a view to allow direct access by bioMérieux to such suppliers, provided that if bioMerieux has specific requirements from such suppliers (such as imposing additional specifications, recordkeeping requirements or other obligations on such suppliers) compared to those in force for the supply to Quanterix, bioMérieux shall pay the relevant suppliers for such specific requirements.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.1.2.                  Parties acknowledge that transfer of information and facilitation of discussions between bioMérieux and these suppliers is outside the scope of this Agremeent and is not an obligation of Quanterix.

4.2.                           L1DR

4.2.1.                  Quanterix shall upon the Effective Date provide bioMérieux with the L1DR source code together with all comments explaining such source code. bioMérieux will at all times treat the LIDR as Confidential Information of Quanterix.

4.2.2.                  Quanterix shall, on or before the Effective Date, provide bioMérieux with a detailed answer to the list of questions attached as Appendix VIII.

4.3.                           Feasibility phase.

4.3.1.                  At its own expense and for a period of not more than [***] starting from the Effective Date (the “Feasibility Period”), bioMérieux will assess feasibility and requirements [***] to serve market needs in the Exclusive Field (“New IVD Instrument”). Such Feasibility Period shall include completion of Phase 0 and Phase 1 already initiated of the bioMérieux instrument development program (concept and feasibility).

4.3.2.                  Quanterix will, at no cost to bioMérieux, make available to bioMerieux all necessary intellectual property, materials and technical elements such as Simoa Know How, technical design drivers to help bioMérieux in the feasibility phase, other than the L1DR technology which is dealt with in Section 4.2. Provision of such Know How can be made through answers to technical questions asked by bioMérieux.

4.3.3.                  During the Feasibility Period, the development period and thereafter for so long as bioMerieux is developing or commercializing an Instrument, the Parties shall meet at least once each six months to informally discuss the progress of their activities.

4.3.4.                  On or before the end of the Feasibility Period, bioMérieux will solely and independently decide whether to develop the New IVD Instrument with the aim to market worldwide such New IVD Instrument in the Exclusive Field. Should bioMerieux fail to notify Quanterix in writing of its intent to develop the New IVD Instrument on or before the end of the Feasibility Period, it will be deemed to have elected not to engage in such development.

4.3.5.                  If on or before the end of the Feasibility Period, bioMérieux decides, or is deemed to have elected, not to engage in development of the New IVD Instrument,  this Agreement shall terminate as provided in Section 3.1 and Quanterix and bioMérieux shall be free of any contractual commitments under this Agreement, subject to the surviving terms listed in section 14.3 hereof. Notwithstanding the foregoing, if bioMérieux has decided to commercialize the HD-1 FS Instrument pursuant to Section 2.3 above, then this Agreement shall remain in effect but all rights and licenses granted to bioMérieux with respect to Instruments other than the HD-1 FS Instrument will terminate.

4.4.                           Development phase

4.4.1.                  Diligence. After the end of the Feasibility Period, unless bioMerieux elects, or is deemed to have elected, not to develop the New IVD Instrument pursuant to Section 4.3.4, bioMérieux shall use Commercially Reasonable Efforts to conduct the development

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

activities for the New IVD Instrument, Consumables and Assays.  bioMérieux shall conduct its development activities in compliance in all material respects with all applicable laws, good clinical and laboratory practices and industry standards (e.g., QSR, ISO 9001 and ISO 13 485).

4.4.2.                  bioMérieux’s development activities shall be conducted under bioMérieux’s sole responsibility and at its own cost.

4.4.3.                  Until completion of development phase 2 (prototype system verified) according to bioMérieux’s R&D Development Plan terminology for the New IVD Instrument, bioMérieux will use Commercially Reasonable Efforts to pursue development of Assay prototypes using existing RUO version of Simoa floor standing instrument, such RUO version incorporating, to the maximum extent possible, the fully paid up technology grant back defined in Section 2.4.3 above. Such incorporation shall be made through modification by Quanterix of the RUO instruments purchased by bioMérieux, upon financial terms to be negotiated in good faith on a case-by-case basis provided that upgrades of RUO instruments owned by bioMerieux as of the Effective Date to version 2.1 shall be made by Quanterix free of charge.

4.4.4.                  When units of New IVD Instrument end of phase 2 become available, bioMerieux will use Commercially Reasonable Efforts to develop Assays using the New IVD Instrument.

4.4.5.                  While bioMérieux pursues development of Assay prototypes using existing RUO version of Simoa floor standing instrument per Section 4.4.3 above, Quanterix will provide bioMérieux with all Consumables and other tangible components necessary to run an Assay that are needed for such Assay development at [***], including shipping and handling.

4.4.6.                  While bioMérieux uses existing RUO version of Simoa floor standing instrument, bioMérieux is willing to collaborate with Quanterix in developing RUO or LDT assays to be marketed by Quanterix in the Co-exclusive Field or outside the Field in connection with such RUO instrument. The terms of any such collaboration shall be defined by the Parties on a case by case basis. Any intellectual property rights generated solely by Quanterix in connection with the development or resulting from the use of such RUO or LDT assays in a collaboration as provided in this Section 4.4.6 shall be licensed to bioMérieux under Sections 3.1.1 and 3.1.2 on a [***].

4.4.7.                  bioMérieux shall achieve the following milestones in the development of the New IVD Instrument:

• CE marking of the New IVD Instrument within [***] of the end of the Feasibility Period referred to in Section 4.3;

• FDA approval of the New IVD Instrument within [***] of CE marking;

(each an “Instrument Commercial Milestone”)

If, for reasons strictly within bioMérieux’s reasonable scope of control, bioMérieux fails to achieve any Instrument Commercial Milestone, bioMérieux shall have up to [***] to remedy such failure, subject to providing to Quanterix, within [***] of the date the relevant Instrument Commercial Milestone should have been achieved, an appropriate cure plan and using Commercially Reasonable Efforts to cure such failure as soon as possible and in any event, within the [***] cure period.  If bioMérieux has not achieved the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

relevant Instrument Commercial Milestone within such cure period, this Agreement shall terminate, provided that if bioMérieux has decided to commercialize the HD-1 FS Instrument pursuant to Section 2.3 above, then this Agreement shall remain in full effect but all rights and licenses granted to bioMérieux with respect to Instruments other than the HD-1 FS Instrument will terminate.  For the sake of clarity, the Parties acknowledge and agree that the sole remedy and effect of any bioMérieux failure to achieve an Instrument Commercial Milestone and failure to cure within the timeframe specified above is the termination of the foregoing rights, without any liability or impact on the other terms of the Agreement.

4.5.                           Sub-contracting.

bioMérieux may perform any of its development obligations under this Agreement through one or more subcontractors or consultants, provided that (i) it remains responsible for the work allocated to, and payment to, such subcontractors and consultants as it selects to the same extent it would if it had done the work itself; and (ii) the sub-contractor is bound in writing by terms and conditions similar to those contained herein, including confidentiality terms.  In all circumstances, bioMérieux shall remain liable to Quanterix for any breach hereof by any such sub-contractor.

4.6.                           Testing and Quality Assurance.

bioMérieux shall ensure, at its own expense, that any and all necessary U.S and E.U (if applicable) regulatory approvals have been obtained in connection with any facilities used in connection with the development and manufacture of the Instrument, Consumables and Assays, as applicable, under this Agreement.

4.7.                           Regulatory.

bioMérieux shall be sole holder of the Regulatory Approvals for the Assays, Consumables and Instruments developed hereunder and sold by bioMérieux in the Field and shall be responsible for the clinical and regulatory development work therefor at its own discretion and expense.

5.             FINANCIAL TERMS

5.1.                           Costs.  Except as otherwise set forth in this Agreement, [***].

5.2.                           Payments related to the Licences.

5.2.1.                  Upfront payment.

On the Effective Date, bioMérieux will pay Quanterix two million US Dollars ($2,000,000).

5.2.2.                  Royalties on Assays.

5.2.2.1.        bioMérieux shall pay Quanterix royalties, during the Assay Royalty Term, on a country by country basis, on aggregate annual Net Sales of all Assays sold by bioMérieux or its Affiliates hereunder and such royalties shall be payable as follows :

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Royalty applicable in any particular calendar year

[***]

5.2.2.2.        The royalty rate resulting from the above formula in Section 5.2.2.1 shall never fall below [***] nor exceed [***] (the “Royalty Range”).  In the event that the royalty rate, as calculated under Section 5.2.2.1, would be less than [***] for any consecutive two (2) calendar years, the Parties shall meet and discuss in good faith for a period not to exceed sixty (60) days how to revise the royalty structure.

5.2.2.3.        During the first calendar year in which Net Sales of Assays occur, the royalty shall be set at [***] and a true-up will be made at the end of the relevant calendar year to adjust the total royalty payable to the amount due based on the above formula. For each subsequent year, the royalty percentage resulting from the last true-up for the previous year shall be used during such subsequent calendar year and a true-up will be made at the end of that calendar year based on the above formula.

5.2.2.4.        On an annual basis, on or before November 15 of each calendar year, bioMérieux shall provide Quanterix a rolling forecast based on its best current understanding of its expected sales of each Assay for the following twelve (12) months.

5.2.2.5.        For each Assay, royalties shall be due, on a country-by-country basis and Assay-by-Assay basis, [***] (the “Assay Royalty Term”), provided that [***].  For the avoidance of doubt, the royalty rate pursuant to the formula in Section 5.2.2.1 is calculated based on aggregate annual worldwide figures and not country by country or Assay by Assay.

5.2.2.6.        As from the first commercial sale of an Assay under this Agreement generating Net Sales, on or before the 30th day of each calendar quarter during the Assay Royalty Term, bioMérieux shall prepare and send to Quanterix royalty reports for the previous calendar quarter. Said reports shall indicate total sales, the number of units of each Assays sold by bioMérieux and its Affiliates, the calculation of Net Sales of each Assay sold by bioMérieux and its Affiliates, and the amount of royalty due per Assay under this Agreement for the previous calendar quarter. If no royalties are due to Quanterix for such reporting period, the report shall so state.  The true-up referred to in Subsection 5.2.2.3 shall be made before the end of February of each calendar year with respect to the previous year. As from receipt of a report from bioMérieux, Quanterix shall have a twenty-one (21) day period to communicate any inaccuracies within the report. Any correction that might be needed as a result of the Parties’ joint review and agreement will be incorporated in a subsequent quarterly payment and in the invoice pertaining to such subsequent quarterly payment.

5.2.3.                  Royalties on Instruments

5.2.3.1.        bioMérieux shall pay Quanterix royalties, during the Instrument Royalty Term, on aggregate annual Purchases of Instruments at a rate of [***] of [***]. For the avoidance of doubt, no royalties shall be due on Purchases of the HD1-FS Instrument from Quanterix.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.2.3.2.        For calculation of the Instrument royalties during each calendar year, bioMérieux shall use the provisional Instrument Manufacturing Cost defined by bioMérieux for that year’s budget. A true up will be made based on actual Instrument Manufacturing Cost for the relevant year when such Instrument Manufacturing Cost has been finally determined for the purpose of bioMérieux’s annual audited financial statements.

5.2.3.3.        For each Instrument, royalties shall be due, on a country-by-country basis and Instrument-by-Instrument basis, for [***] (the “Instrument Royalty Term”), provided that [***].

5.2.3.4.        As from the first Purchase of an Instrument under this Agreement, on or before the 30th day of each calendar quarter during the Instrument Royalty Term, bioMérieux shall prepare and send to Quanterix royalty reports for the previous calendar quarter. Said reports shall indicate the number of units of each Instrument Purchased, the applicable budget Instrument Manufacturing Cost and the amount of royalty due per Instrument under this Agreement for the previous calendar quarter. If no royalties are due to Quanterix for such reporting period, the report shall so state.  The true-up referred to in Subsection 5.2.3.2 shall be made before the end of March of each calendar year with respect to the previous year. As from receipt of a report from bioMérieux, Quanterix shall have a twenty-one (21) day period to communicate any inaccuracies within the report. Any correction that might be needed as a result of the Parties’ joint review and agreement will be incorporated in a subsequent quarterly payment and in the invoice pertaining to such subsequent quarterly payment.

5.2.4.                  Payment terms

5.2.4.1.        Payment of all royalties hereunder shall be made in [***].  All currency conversions to be made under this Agreement shall be made using bioMérieux’s standard financial reporting procedures which shall be in accordance with generally accepted accounting principles.

5.2.4.2.        All payments made under this Agreement shall be paid [***] of the invoice date.

5.3.                           Records. bioMérieux agrees to keep and cause its Affiliates to keep accurate records and books of account in accordance with good accounting practice, showing the information required to permit calculation of Net Sales, Purchase, Assay Manufacturing Costs, Instrument Manufacturing Costs and royalties under Section 5.2 and the verification of said calculation. These books and records shall be preserved for at least [***] years from the date of the royalty payments to which they pertain.

5.4.                           Audit rights.  Upon reasonable prior written notice, bioMérieux’s books and records shall be available for examination by one or more certified public accountant(s) or independent auditor(s) selected by Quanterix and reasonably acceptable to bioMérieux to enter upon the premises of bioMérieux and/or its Affiliates, during all usual business hours, in order to audit on a confidential basis bioMérieux’s records pertaining to royalty payments; provided, however, that such audit shall not (a) take place more frequently than once in a calendar year, or (b) cover records for more than the preceding [***] calendar years.   The certified public accountant(s) or auditor shall not disclose bioMérieux’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by bioMérieux or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

the amount of payment due by bioMérieux under this Agreement. An adjustment in payment shall be made upon demonstration of any underpayment or overpayment. The fees and expenses of the audit shall be borne by Quanterix; provided, however, that if any audit reveals that bioMérieux underpaid any amounts due under this Agreement as to the period being audited by more than [***] of the amount that was payable for such period, then bioMérieux shall, in addition to paying any such deficiency, reimburse Quanterix for the full cost of such audit.  Notwithstanding any of the foregoing, the provisions of Section 5.10 of the Tufts License shall apply to any audit required to be performed by Tufts and solely with respect to Tufts.

5.5.                           Taxes and Duties.  All the prices and royalties in this Agreement are quoted exclusive of any VAT, sales taxes, turnover taxes or any comparable taxes relating to such payment. Each Party shall be solely responsible for the payment of all taxes imposed on its income arising directly or indirectly from the activities under this Agreement. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of payments made by a Party to the other Party under this Agreement.  To the extent either Party is required to deduct and withhold taxes on any payment to the other Party, such Party shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to the other Party an official tax certificate or other evidence of such withholding sufficient to enable the other Party to claim such payment of taxes.  Each Party shall provide the other Party with any tax forms that may be reasonably necessary in order for the other Party to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty.  Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.

6.                INTELLECTUAL PROPERTY

6.1.                           Ownership of Intellectual Property.

6.1.1.                 Quanterix Intellectual Property Rights. Without prejudice to the rights granted to bioMérieux under this Agreement, all rights, title and interest in and to Quanterix Intellectual Property Rights shall belong to and will continue to belong to and be retained by Quanterix.

6.1.2.                  bioMérieux Intellectual Property Rights. The rights, title and interest in and to bioMérieux Intellectual Property shall belong to and be retained by bioMérieux, and will be subject to the terms and conditions of this Agreement.

6.2.                           Disclosure of Inventions and Filing of Patent Applications.

6.2.1.                  Disclosure of Inventions. Quanterix will promptly inform bioMérieux of any patent application filed by Quanterix within Quanterix Intellectual Property Rights. bioMérieux will promptly inform Quanterix of any patent application filed by bioMérieux within bioMérieux Intellectual Property Rights.

6.2.2.                  Quanterix Patent Applications.  [***].  Quanterix will bear all costs relating to such activities. bioMerieux will provide Quanterix with all information in its possession [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.2.3.                  Abandonment of Quanterix Patents.

6.2.3.1.       If Quanterix elects not to prosecute or maintain certain of the Patents under Quanterix Intellectual Property Rights applicable to the Exclusive Field in one or more countries, then Quanterix will give bioMérieux notice thereof within a reasonable period prior to allowing the relevant Patents to lapse or become abandoned or unenforceable, and bioMérieux will thereafter have the right, at its sole expense and discretion, to prosecute, and maintain such Patents or to apply for any continuations in part, divisions or other appropriate methods, in the name of Quanterix in one or more countries. Quanterix will, at bioMérieux’s sole expense, transfer the filing, prosecution and maintenance of the corresponding Patents to bioMérieux and provide reasonable assistance to bioMérieux to facilitate such filing, prosecution, and maintenance of such Patents that Quanterix has elected not to pursue, and Quanterix will execute all documents reasonably deemed necessary or desirable by bioMérieux therefor.

6.2.3.2.       Notwithstanding anything to the contrary in this Section 6.2.3, to the extent Tufts University has applicable rights under Sections 6.1 and 6.2 of the Tufts License, those provisions shall apply to the extent that Tufts exercises such rights.

6.2.4.                  Confidentiality of Patent applications. bioMérieux and Quanterix will each hold all information it knows from the other or acquires from the other under this Section 6.2 as Confidential Information of the disclosing Party until publication of any corresponding Patent application by a competent patent issuing authority.

6.3.                           Enforcement of Intellectual Property.

6.3.1.                  In the event either Party becomes aware of infringement of Patents within Quanterix Intellectual Property Rights in the Field by a Third Party selling a product that competes with an Assay or System sold by bioMérieux, it will notify the other Party thereof without delay.  Notwithstanding anything to the contrary in this Section 6.4, to the extent Tufts University has applicable rights under Sections 7.1, 7.2, 7.3, 7.4 and 7.5 of the Tufts License, those provisions shall apply to the extent that Tufts exercises such rights.

6.3.2.                  Quanterix shall have the first right (but not the obligation), at its sole expense and sole discretion (subject to the provisions below), to control the enforcement or otherwise abate such infringement. If it so elects, Quanterix shall use Commercially Reasonable Efforts to pursue the relevant infringers and enforce its rights under its Patents in the Field.

6.3.3.                  Prior to undertaking any such action, Quanterix shall notify bioMérieux in writing, and bioMérieux shall have the right to join as a party to such infringement proceedings and to jointly enforce such action by funding [***] of the costs of such action.  If bioMérieux so elects to participate and jointly enforce and co-fund such enforcement, the Parties shall reasonably cooperate with each other in the planning and execution of any such action to enforce such Patents which is jointly prosecuted by the Parties; provided however, that Quanterix shall retain final decision-making authority over such enforcement activities.  All monies recovered upon the final judgment or settlement of any such suit to enforce such Patents shall [***], and the Parties shall be liable [***] for any adverse costs arising from such proceedings subject to Section 12.4.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.3.4.                  In the event that Quanterix does not wish to enforce a Patent against such infringement, Quanterix shall deliver prompt written notice thereof to bioMérieux.

6.3.5.                  In the event Quanterix delivers the written notice described in the previous Section 6.3.4 or if Quanterix has not initiated an infringement action against an alleged infringer in the Exclusive Field within sixty (60) days of receiving or sending the notice mentioned in Section 6.3.1, bioMérieux shall have the right, but not the obligation, at its sole expense and sole discretion, to seek such enforcement of such Patents against such potential infringement solely in the Exclusive Field and in consultation with Quanterix.  If bioMérieux so elects to enforce any such Patents, Quanterix shall take such steps as are reasonable and necessary to enable bioMérieux to assume such right of pursuing the relevant infringer, and bioMérieux shall consult with Quanterix and all material decisions regarding such action shall be made with Quanterix’s consent.  The Parties agree that the Quanterix Intellectual Property Rights may be licensed to Third Parties outside the Field or within the Co-Exclusive Field and any such action asserted under this Section 6.3.5 may require taking into account such other Third Party rights in the Quanterix Intellectual Property Rights and cooperation with such Third Parties.  No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of any Quanterix Intellectual Property Rights shall be entered into by bioMérieux without the prior written consent of Quanterix.  bioMérieux shall not take any action during such litigation of any Quanterix Intellectual Property Rights that would adversely affect such rights, without Quanterix’s prior written consent.  All monies recovered upon the final judgment or settlement of any such suit by bioMérieux to enforce such Patent under this Section 6.3.5 shall be retained by bioMérieux (subject to the payment of royalties under this Agreement in respect of any amounts recovered in respect of lost sales), and bioMérieux shall be liable for any adverse costs arising from such proceedings.

6.3.6.                  If, due to Quanterix withholding its consent in any case it is required under Section 6.3.5, bioMérieux cannot pursue the relevant infringer and the relevant infringement has a material adverse effect on bioMérieux’s sales or profitability, [***].

7.                MANUFACTURING AND SUPPLY

7.1.                           bioMérieux shall have sole responsibility for the production of its Instruments, Consumables and Assays for both development and commercial purposes, including as applicable selection of subcontractors and suppliers. Supply prices, forecast, order, supply and billing processes are managed directly between bioMérieux and respective manufacturers.

7.2.                           Each party will use commercially reasonable efforts to cause its relevant suppliers to give the other Party the benefit of the most favorable prices afforded to it.

7.3.                           If Quanterix wishes to market the New IVD Instrument in the RUO field or other market available to Quanterix pursuant to Section 3, bioMérieux shall use commercially reasonable efforts to [***]. If bioMérieux is interested in marketing in the Field a [***] that would be developed by or for Quanterix, the parties will discuss in good faith an appropriate agreement to that effect.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.                COMMERCIALISATION PHASE

8.1.                           The Instruments (and associated System using the Technology) and Assays sold by bioMérieux shall bear the bioMérieux and VIDAS® trademarks and logos provided that they shall also bear the Simoa Trademark Rights branding or labelling in a form agreed by the Parties.

8.2.                           Without prejudice to Section 8.3, bioMérieux shall be responsible, at its own costs and discretion, for all marketing and sales activities in the Exclusive Field and in the Co-Exclusive Field for Assays, Instruments and Components sold by bioMérieux under this Agreement.

8.3.                           Distribution Partnering.

bioMérieux may elect to select one or more commercial partners to distribute Instruments or Assays under this Agreement. Such partnering may include [***].  bioMérieux shall remain liable to Quanterix for any breach hereof by any such commercial partner.

9.                CONFIDENTIALITY

9.1.                           Each Party agrees that any Confidential Information obtained by it from the other Party pursuant to this Agreement, including the terms of this Agreement, shall not be disclosed to Third Parties, shall be kept in the strictest confidence and shall only be used for the purposes permitted by this Agreement (including performance of the receiving Party’s obligations, or exercise of the receiving Party’s rights, under this Agreement). The receiving Party shall protect such Confidential Information by using the same degree of care that it would use in protecting its own Confidential Information, but in no event less than a reasonable degree of care. The receiving Party shall not disclose the other Party’s Confidential Information to any Third Party without prior written consent of such other Party, except only to those of the receiving Party’s directors, officers, employees, consultants, Affiliates, subcontractors and development or distribution partners referred to in this Agreement who have a need to know the same for the purpose of carrying out such receiving Party’s rights or obligations hereof, provided that such persons are bound by confidentiality and non-use terms no less stringent than those contained herein and that the receiving Party shall be liable to the other Party for any breach hereof by any such persons.  The terms of this Agreement may be disclosed by a Party to agents of a Party, including counsel, investment bankers and the like, and to potential or actual investors, licensees, acquirers or merger partners, each of whom prior to such Party’s disclosure must be bound by obligations of confidentiality and non-use no less stringent than those contained herein, provided however that any disclosure of this Agreement to a Third Party that is active in In-Vitro Diagnostics shall be permitted only if such Third Party has made a written indication of interest or a term sheet to Quanterix and Quanterix reasonably redacts the disclosed material to remove all technical and commercially sensitive information relevant to Assay, sales or marketing plans (other than payments due to Quanterix).

9.2.                           In the event the receiving Party is required by judicial or administrative process to disclose Confidential Information of the other Party, it shall promptly notify such other Party thereof so that such other Party may seek to oppose such process or reduce the scope of such disclosure, and the receiving Party agrees to reasonably cooperate with such other Party in its efforts. In the event that such protective order or other remedy is not obtained, the receiving Party will disclose only that portion of Confidential Information that it is advised by opinion of counsel is legally required to be disclosed and will exercise its reasonable efforts to obtain reliable assurance that confidential treatment required hereby will be accorded such Confidential Information.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

9.3.                           The foregoing confidentiality and restricted use obligations shall cease five (5) years after termination or expiration of this Agreement, provided that such restrictions will be extended for any Confidential Information designated by a disclosing Party as a trade secret for so long as such disclosing Party maintains such information as a trade secret.

9.4.                           Neither Party shall issue any press release or other publicity materials, whether oral or written, or make any external presentations with respect to the existence, terms and conditions of this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.  A Party desiring to issue a press release or public announcement shall give reasonable advance notice of the proposed text of such announcement to the other Party for its review and approval prior to announcement. Such other Party shall provide its comments, if any, within five (5) business days after receipt of the proposed text, and the Party making such announcement shall consider and address all such comments in good faith.  Notwithstanding the foregoing obligations of confidentiality and non-use in this Article 9, each Party may determine in its respective reasonable discretion to disclose this Agreement as required by law, regulation or the rules of any securities exchange on which such Party’s securities are traded, provided that the filing Party shall seek confidential treatment for at least the financial terms hereof in connection with any such filing, subject to applicable law, regulation or rule of any applicable securities exchange, and shall so notify the other. Further, the Parties shall reasonably agree in advance with each other on the terms of this Agreement to be redacted in any filings with such securities exchange.

9.5.                           Compliance with Statutory Requirements. Nothing in this Agreement will be construed as preventing or in any way inhibiting either Party from complying with statutory or regulatory requirements governing the development or manufacture of the System in any manner that it reasonably deems necessary and appropriate, including, for example, by disclosing to regulatory authorities Confidential Information or other information received from a Party.  However, the disclosing Party shall notify the other Party in advance of such disclosure, disclose only that portion of Confidential Information that is legally required to be disclosed, and use Commercially Reasonable Efforts to have confidential treatment accorded to such other Party’s Confidential Information so as to assure that no unauthorised use or disclosure is made by the applicable governmental agency to whom access to such information is granted under this Section 9.5.

10.             REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS.

10.1.                    Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that:

10.1.1.          As of the Effective Date, the execution, delivery and performance of this Agreement and the consummation by the Party of the transactions contemplated hereby have been duly authorised by all necessary corporate action of the Party, as appropriate.

10.1.2.          This Agreement when duly executed and delivered by the Party, will constitute a valid and legally binding instrument of the Party enforceable in accordance with its terms, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganisation or similar laws or court decisions affecting enforcement of creditors’ rights generally.

10.1.3.          It has not and shall not enter into any agreement, the terms and conditions of which would be inconsistent with any of the terms and conditions hereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.1.4.          the Party shall at all times comply with, and shall require its employees, contractors and agents at all times to comply with all applicable laws, rules and regulations in connection with all activities of that Party under this Agreement.

10.2.                    Specific Licence Representations and Warranties. Quanterix represents, warrants and covenants to bioMérieux that:

10.2.1.          As of the Effective Date, the patents listed on Appendix I and licensed to bioMérieux pursuant to this Agreement are subsisting and all maintenance and other fees have been duly paid to the relevant patent offices.

10.2.2.          Quanterix has all rights to grant licences to bioMérieux as set forth in this Agreement.

10.2.3.          Except as to patents disclosed in Appendix XI, which are licensed to Quanterix under an Upstream License and sublicensed to bioMerieux hereunder, as of the Effective Date and to Quanterix’s knowledge, the use of the Simoa Technology for an Instrument or the Consumables or the use of the Simoa Technology for an Assay does not infringe any Third Party Patents or misappropriate any Third Party Know-How.

10.3.                    Disclaimers.  EACH PARTY HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN NOT EXPRESSLLY MADE IN THIS AGREEMENT TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAWS, INCLUDING WITH RESPECT TO ANY PRODUCTS, TECHNOLOGY OR OTHER INTELLECTUAL PROPERTY LICENSED OR GRANTED UNDER THIS AGREEMENT, INCLUDING ANY WARRANTY (EXPRESS, IMPLIED OR STATUTORY) OF NON-INFRINGEMENT, QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.  FOR THE AVOIDANCE OF DOUBT, NOTHING CONTAINED IN THIS SECTION 10.3 SHALL OPERATE TO LIMIT OR INVALIDATE ANY EXPRESS WARRANTY CONTAINED HEREIN OR ANY IMPLIED WARRANTY OF GOOD FAITH AND/OR FAIR DEALING.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NOTHING CONTAINED IN THIS AGREEMENT WILL BE CONSTRUED AS:

10.3.1.          A WARRANTY OR REPRESENTATION BY EITHER PARTY AS TO THE VALIDITY, ENFORCEABILITY, OR SCOPE OF ANY PATENT;

10.3.2.          A WARRANTY OR REPRESENTATION BY EITHER PARTY WITH RESPECT TO THEIR ENFORCEMENT OF ANY PATENT INCLUDING THE PROSECUTION, DEFENSE OR CONDUCT OF ANY ACTION OR SUIT CONCERNING INFRINGEMENT OF ANY SUCH PATENT;

10.3.3.          EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CONFERRING ANY RIGHT TO USE IN ADVERTISING, PUBLICITY, OR OTHERWISE, ANY TRADEMARK, TRADE NAME OR NAMES, OR ANY CONTRACTION, ABBREVIATION OR SIMULATION THEREOF, OF EITHER PARTY;

10.3.4.          AN OBLIGATION UPON EITHER PARTY TO MAKE ANY DETERMINATION AS TO THE APPLICABILITY OF ANY OF ITS PATENTS TO ANY PRODUCT OR SERVICE;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.3.5.          AN INDUCEMENT BY ONE PARTY TO THE OTHER TO USE ANY PATENTS OR TO MAKE, USE, OR SELL ALL OR PART OF PRODUCTS COVERED BY ANY PATENTS, OR AN INDUCEMENT OF THE OTHER PARTY’S CUSTOMERS TO PURCHASE OR OTHERWISE USE ALL OR PART OF PRODUCTS COVERED BY ANY PATENTS; OR

10.3.6.          AN ADMISSION BY EITHER PARTY THAT ANY OF ITS PRODUCTS INFRINGE ANY PATENTS OF THE OTHER PARTY.

11.             INDEMNIFICATION

11.1.                    Indemnification by bioMérieux.  bioMérieux hereby agrees to defend, hold harmless and indemnify Quanterix and its Affiliates, agents, directors, officers and employees (the “Quanterix Indemnitees”) from and against any and all liabilities, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively “Losses”) in each case resulting from Third Party suits, claims, actions, demands, proceedings and investigations (each, a “Third Party Claim”) to the extent that such Third Party Claims arise out of or result from (a) a material breach of any of bioMérieux’s obligations under this Agreement, including bioMérieux’s representations and warranties or covenants set forth in Article 10, (b) the negligence or willful misconduct of any bioMérieux Indemnitee, (c) the use and commercialization of Instruments, Consumables and Assays by bioMérieux, including the use thereof or any results thereof by bioMérieux’s customers and product liability claims, or (d) bioMérieux’s valuation or analysis with respect to this Agreement and the Parties’ compliance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; except in each case to the extent of Quanterix’s indemnification obligations under Section 11.2 or 11.3.

bioMérieux hereby agrees to defend, hold harmless and indemnify Tufts in accordance with the provisions of Section 11.1 of the Tufts License, to the extent any Covered Claims as defined in the Tufts License is not subject to Quanterix’s indemnification obligations under Section 11.2 hereunder.

11.2.                    Indemnification by Quanterix.  Quanterix hereby agrees to defend, hold harmless and indemnify bioMérieux and its Affiliates, agents, directors, officers and employees (the “bioMérieux Indemnitees”) from and against any and all Losses resulting from Third Party Claims to the extent that such Third Party Claims arise out of or result from (a) a material breach of any obligations of Quanterix under this Agreement, including Quanterix’s representations and warranties or covenants set forth in Article 10; (b) the negligence or willful misconduct of Quanterix Indemnitees; (c) the non-compliance by Quanterix with the terms of the Tufts license or (d) any application or enforcement of Section 3.6 of the Tufts License against bioMérieux or with respect to rights granted hereunder.

11.3.                    Intellectual Property Indemnity.

11.3.1.          Subject to the terms of this Agreement (including Section 12.4), a Party (“Indemnifying Party”) will defend, indemnify and hold harmless or settle any and all Losses resulting from any Third Party Claim made by, or proceedings brought by, any Third Party against the other Party (the “Indemnified Party”) to the extent that the Third Party Claim alleges that (i) the Current HD-1 FS Instrument, the use of the Simoa Technology in another Instrument, Consumables or Assays, in each case developed or sold by Quanterix or any Third Party other than bioMerieux, where Quanterix is the Indemnifying party, or (ii) an

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Instrument sold by bioMérieux (other than the Current HD1-FS Instrument and except to the extent of the use of the Simoa Technology in the relevant Instrument) or Assays (except to the extent of the use of the Simoa Technology in the relevant Assay) developed or sold by bioMerieux under this Agreement, where bioMerieux is the Indemnifying Party,  infringes or misappropriates the Third Party’s intellectual property rights, and the Indemnifying Party will pay any Losses attributable to such claim that are awarded against the Indemnified Party in a final judgment resulting from any such claim or settlement entered into with respect thereto.

11.3.2.          Any resulting royalty payments and lump sum fees resulting from a Third Party Claim shall be borne by the Indemnifying Party but subject to the terms of this Agreement, including Section 12.4.

11.4.                    Procedure.  The indemnified Party shall provide the indemnifying Party with prompt notice of the claim giving rise to the indemnification obligation pursuant to this Article 11 and the exclusive ability to defend (with the reasonable cooperation of the indemnified Party) or settle any such claim; provided, however, that the indemnifying Party shall not enter into any settlement for damages other than monetary damages without the indemnified Party’s written consent, such consent not to be unreasonably withheld. The indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the indemnifying Party. If the Parties cannot agree as to the application of Sections 11.1 and 11.2 to any particular Third Party Claim, the Parties may conduct separate defenses of such Third Party Claim.  Each Party reserves the right to claim indemnity from the other in accordance with Sections 11.1 and 11.2 above upon resolution of the underlying claim, notwithstanding the provisions of this Section 11.4 requiring the indemnified Party to tender to the indemnifying Party the exclusive ability to defend such claim or suit.

11.5.                    Insurance.  Each Party shall have and maintain general and product liability coverage with an insurance company of worldwide reputation and good rating, in the amount it customarily maintains for the activities contemplated by this Agreement, such amount not to be less than [***] per year in the aggregate and [***] per claim and shall, upon request, provide the other Party with a certificate of insurance evidencing such insurance coverage. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Section 11 or otherwise.

12.             LIMITATION OF LIABILITY

12.1.                    EXCEPT AS OTHERWISE AGREED IN THIS AGREEMENT, IN NO EVENT SHALL QUANTERIX OR BIOMÉRIEUX BE LIABLE TO THE OTHER, WHETHER IN CONTRACT, TORT, WARRANTY, OR UNDER ANY STATUTE (INCLUDING ANY TRADE PRACTICE, UNFAIR COMPETITION OR OTHER STATUTE OF SIMILAR IMPORT) OR ON ANY OTHER BASIS, FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL DAMAGES OF THE OTHER, OR FOR MULTIPLE OR PUNITIVE DAMAGES, WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT THE OTHER IS ADVISED OF THE POSSIBILITY OF DAMAGES, INCLUDING ANY SUCH DAMAGES ARISING FROM OR RELATED TO LOSS OF USE, LOSS OF DATA, FAILURE OR INTERRUPTION IN THE DEVELOPMENT OF ALL OR PART OF PRODUCTS HEREUNDER, OR LOSS OF COMMERCIAL OPPORTUNITY OR GOODWILL.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.2.                    THE PARTIES AGREE THAT THE DAMAGES INDEMNIFIED UNDER SECTION 11.1, 11.2 or 11.3, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 9, SHALL BE DEEMED NOT TO BE INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, OR MULTIPLE OR PUNITIVE DAMAGES, AND SHALL NOT FALL WITHIN THE DISCLAIMER PROVIDED IN SECTION 12.1.

12.3.                    IN NO EVENT WILL QUANTERIX’S OR BIOMÉRIEUX’S AGGREGATE LIABILITY TO THE OTHER FOR ALL DAMAGES UNDER THIS AGREEMENT EXCEED [***], IT BEING UNDERSTOOD THAT SUCH A LIABILITY CAP SHALL NOT APPLY TO (i) INDEMNIFICATION CLAIMS UNDER SECTION 11.3 EXCEPT SUBJECT TO SECTION 12.4 IN THE CASE OF QUANTERIX, NOR TO (ii) DAMAGES SUFFERED BY A PARTY FOR WILLFUL MISCONDUCT OR INTENTIONAL FAULT OR GROSS NEGLIGENCE OF THE OTHER PARTY, NOR TO (iii) DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 9, NOR TO (iv) INDEMNIFICATION CLAIMS UNDER SECTION 11.1(d), 11.2(c) or 11.2(d), NOR (v) TO THE EXTENT PROHIBITED BY APPLICABLE LAW.

12.4.                    Quanterix’s obligations to (i) defend, hold harmless and indemnify bioMérieux Indemnitees under Section 11.3; (ii) settle or pay any and all Losses under Section 11.3; (iii) satisfy any claims for damages asserted by bioMérieux pursuant to Section 11.3; or (iv) pay amounts in respect of any license to intellectual property rights of Third Parties entered into by Quanterix in connection with the settlement of an infringement or misappropriate litigation brought against bioMérieux (collectively, the “Quanterix IP Indemnity Obligations”) shall, in the aggregate, not exceed the amount of [***] (the “IP Cap”). If Quanterix elects to no longer bear the costs relating to the Quanterix IP Indemnity Obligations in excess of the IP Cap (an “IP Cap Election”), then bioMérieux shall have the right to recoup from Quanterix all Losses that would otherwise have been covered by the Quanterix IP Indemnity Obligations by reducing the royalties due to Quanterix under Sections 5.2.2 and 5.2.3 by up to [***] of the amount that would otherwise be due by application of the provisions of Sections 5.2.2 and 5.2.3, until such time as all such Losses are recouped; provided that, if such Losses are not fully recouped within two (2) years from the date such deductions commenced, then bioMérieux shall have the right to recoup from Quanterix all remaining Losses relating thereto by reducing the royalties due to Quanterix under Sections 5.2.2 and 5.2.3, or any other amounts owed by bioMérieux to Quanterix under this Agreement by up to [***] of such amounts that would otherwise be due. If Quanterix makes an IP Cap Election, then bioMérieux as its sole and exclusive remedy may elect to assume responsibility (including the costs of the Parties) for maintaining the applicable action or litigation, including any settlement, licensing or damages relating thereto and any associated costs shall be considered Losses that may be recouped in accordance with this Section 12.4. The IP Cap shall not apply to any Quanterix IP Indemnity Obligation that relates to any item disclosed in Appendix XI and, for the avoidance of doubt, such items shall be excluded from any other liability limitation contained in this Agreement.

13.             RIGHTS OF AFFILIATES

13.1.                    Rights and Obligations.  Any and all rights of the Parties under this Agreement may be extended by the respective Party to and for the benefit of such of its Affiliates as, and to the extent, such Party may from time to time designate, but only for so long as such Affiliates remain Affiliates and provided that each Party remains fully responsible for the performance of all of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

obligations set forth in this Agreement.  Each Party shall have the right to satisfy any or all of its obligations under this Agreement through one or more of its Affiliates.

13.2.                    Covenant for Affiliates.  Each Party covenants and agrees that it will be responsible for compliance with the terms and conditions of this Agreement and any liability arising therefrom, by any Affiliate designated under Section 13.1.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

14.             TERM, TERMINATION AND CONSEQUENCES OF TERMINATION

14.1.                    Term. This Agreement will commence on the Effective Date and, unless terminated earlier as provided in Section 14.2, will remain in full force and effect for so long as bioMérieux has the right to sell, and actually sells, Assays or Instruments (the “Term”).

14.2.                    Termination.

14.2.1.          Breach. In the event either Party materially breaches this Agreement, the other Party may, in addition to all other rights and remedies it may have, terminate this Agreement by written notice.  Such termination shall become effective on the date set forth in the notice of termination, but in no event shall it be earlier than sixty (60) days from the date of mailing thereof and shall have no effect if the breach has been cured within the said period of notice.

14.2.2.          bioMérieux may terminate this Agreement at any time upon not less than six (6) months’ prior written notice to Quanterix.

14.3.                    Consequences of termination of this Agreement.

14.3.1.          All rights and licenses granted under or pursuant to this Agreement by Quanterix are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, and foreign equivalents thereof (the “Bankruptcy Code”), licenses of right to “intellectual property” as defined under Section 61 of the U.S. Bankruptcy Code.  The Parties agree that bioMérieux, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Quanterix under the Bankruptcy Code, bioMérieux shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the bioMérieux’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon bioMérieux’s written request therefor, unless Quanterix elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under Section 14.3.1(a), following the rejection of this Agreement by or on behalf of Quanterix upon written request therefor by bioMérieux.

14.3.2.          Upon any termination of this Agreement, except as otherwise set forth in Sections 14.3.3 to 14.3.6, all terms of this Agreement, including licenses and rights granted by either Party under this Agreement, shall terminate.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.3.3.          Upon expiration or termination of this Agreement for any reason, each Party, at the request of the other, shall (i) return all data, files, records and other materials in its possession or control relating to the other Party’s Confidential Information (except one copy thereof which may be retained for archival purposes), or (ii) certify in writing to the other Party that all such material has been destroyed; except to the extent such data, files, records or other materials are required for continuing commercialization of Instruments, Consumables and/or Assays permitted under this Agreement.

14.3.4.          Upon any termination of this Agreement, other than a termination by Quanterix under Section 14.2.1, which occurs after bioMérieux has started to market Systems, the following provisions shall apply:

14.3.4.1.          any Instruments, including raw materials and sub-assemblies, in inventory or ordered or in the process of manufacture may be sold by bioMérieux provided that bioMérieux pays royalties to Quanterix on the relevant Purchases in compliance with the terms of this Agreement.

14.3.4.2.          In addition, bioMérieux may, for the purpose of complying with any supply agreement or tender entered into before the termination, manufacture and sell such Instruments as are ordered under such supply agreement or tender provided that bioMérieux pays royalties to Quanterix on the relevant Purchases in compliance with the terms of this Agreement. Upon termination, bioMérieux shall provide to Quanterix a list of all supply agreements and tenders remaining in effect post termination, including information about their remaining duration and expected sales.

14.3.4.3.          With respect to the installed base of Instruments (including those sold or placed pursuant to Subsections 14.3.4.1 and 14.3.4.2 above), the licenses granted to bioMérieux pursuant to Section 3.1 shall survive solely to allow bioMérieux, its Affiliates and distributors to provide technical support, corrective and preventive maintenance, software updates, spare parts replacement and refurbishment throughout the Territory.

14.3.4.4.          bioMérieux shall provide Quanterix with the list of Assays available on the market as of the termination date as well as those which are not yet on the market but have reached Phase 2 of the bioMérieux assay development process (collectively the “Termination Menu”). With respect to the installed base of Instruments (including those sold or placed pursuant to Subsections 14.3.4.1 and 14.3.4.2 above), the licenses granted to bioMérieux pursuant to Section 3.1 shall survive solely to allow bioMérieux, its Affiliates and distributors to complete development (as applicable), make, have made, use, sell, have sold, offer for sale and have offered for sale, import and export Assays and the corresponding Consumables for use on such Instruments provided that bioMérieux pays royalties to Quanterix on the relevant Net Sales in compliance with the terms of this Agreement.

14.3.4.5.          As an alternative to the payment of ongoing royalties pursuant to the above provisions, the Parties may agree on a one-time lump sum payment on termination.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.3.5.          Notwithstanding the foregoing, and provided that bioMerieux has complied and continues to comply with all payment obligations hereunder, on the termination of this Agreement by Quanterix under Section 14.2.1, bioMerieux may, for a period of six months from the termination continue to supply Instruments and Assays to its customers pursuant to contracts in effect as of the date of termination of this Agreement.

14.3.6.          Upon any termination of this Agreement under any Section hereof, each Party shall pay the other Party all amounts that shall have accrued up to the effective date of termination.

14.3.7.          Upon expiration or any termination of this Agreement, the following provisions shall survive:  1, 3.2, 3.3, 3.4, 5, 6.1, 9, 10.3, 11, 12, 14.3, 15, 16.

15.             GOVERNING LAW AND DISPUTE RESOLUTION

15.1.                    Governing Law.  This Agreement shall be deemed to have been made in and shall be construed in accordance with the laws of the State of Delaware, USA, without regard to its conflict of laws principles, for all matters other than scope and validity of any Patents, as to which the laws of the particular country where such Patents are in dispute shall apply.

15.2.                    Amicable resolution of disputes. The Parties shall attempt in good faith to resolve promptly any dispute arising out of or relating to this Agreement by negotiation. If the dispute cannot be resolved in the normal course of business, the Party that raised the dispute shall give the other Party written notice of any such dispute not resolved, after which the dispute shall be referred to senior executives of the Parties, who shall likewise attempt to resolve the dispute in good faith. If such senior executives of the Parties fail to resolve the dispute within thirty (30) days of the above-mentioned notice, they shall refer the relevant dispute to the Escalation Board, as described below.

15.3.                    Escalation Board. The “Escalation Board” shall be comprised of bioMérieux’s CEO and Quanterix’s CEO.  The Escalation Board will confer at least once with respect to a particular dispute and will attempt to resolve in good faith such dispute which the Parties, including their senior executives, are unable to resolve.  If the dispute has not been resolved within thirty (30) days of referral of such matter to the Escalation Board (which period may be extended by mutual agreement), such unresolved dispute will be settled as set forth in Section 15.5 below.

15.4.                    Confidentiality of communications. All communications during the negotiations pursuant to Section15.2 or 15.3 above are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence and any additional confidentiality and professional secrecy protections provided by applicable law.

15.5.                    Arbitration. If the dispute has not been resolved by non-binding means as provided in Section15.2 or 15.3 above, the dispute shall be finally and exclusively resolved by arbitration by a panel of three (3) independent arbitrators having experience in the diagnostics business and appointed and acting in accordance with the then current International Arbitration Rules of JAMS. Within thirty (30) days after initiation of arbitration hereunder, each Party shall select one (1) person to act as arbitrator; and the two (2) Party-selected arbitrators shall select a third arbitrator within thirty (30) days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by JAMS. The Parties shall not be obligated to select arbitrators from the JAMS panel of arbitrators. The language of the arbitration shall be English. The place of arbitration shall be in Boston,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Massachusetts, USA. The arbitration award shall be final, binding and enforceable by any court having jurisdiction for that purpose. Each Party shall bear its own costs and expenses and attorneys’ fees and such portion of the arbitrators’ fees and any administrative fees of arbitration as shall be determined by the arbitrators. Notwithstanding anything to the contrary herein, the arbitration provisions of this Article 15 shall not apply to any dispute, controversy or claim that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

15.6.                    Exclusion of punitive damages. The arbitrators may not award punitive damages.  The Parties hereby waive the right to punitive damages.

15.7.                    Provisional relief. Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. The provisions in this Article 15 shall, however, not be construed to limit or to preclude either party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate.

16.             GENERAL PROVISIONS

16.1.                    Assignment.  This Agreement or any rights or obligations hereunder may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either Quanterix or bioMérieux may, without such consent, assign its rights and obligations under this Agreement to (i) any Affiliate, but only for so long as the relevant entity remains an Affiliate or to (ii) the acquirer or successor of all or substantially all of the assets or stock of that Party to which this Agreement pertains (such Third Party, an “Acquiror”), whether in a merger, sale of stock, sale of assets or other transaction.  Any purported assignment in violation of the preceding sentence shall be void.  Any permitted assignee shall assume all obligations of its assignor under this Agreement. Notwithstanding the foregoing, except as permitted under Section 3.3(c)(iii) of the Tufts License bioMérieux may not assign this Agreement without the prior approval of Tufts.

16.2.                    Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, written and oral, between the Parties with respect to the subject matter hereof. The Parties acknowledge the continuing existence of a Stock Purchase Agreement to which they are each a party.

16.3.                    Force Majeure.  A Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by Force Majeure event, provided, however, that such Party shall have given the other Party prompt notice in writing of the occurrence of any such Force Majeure event, and of its discontinuance, and takes reasonable efforts to remove the Force Majeure condition and diligently seeks to perform at the earliest reasonable opportunity.  If requested by either Party, the Parties will discuss which, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution, should performance be materially delayed or prevented by events of Force Majeure as set forth in this Section 16.3, but neither Party shall have an obligation to amend this Agreement.  In the event the suspension of performance continues for one-hundred and eighty (180) days after the date of the occurrence, and such failure to perform would constitute a material breach of this Agreement in the absence of such Force Majeure, the other Party may terminate this Agreement with immediate effect by written notice to the Party suffering the Force Majeure event.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

16.4.                    Notices.  Any notices given under this Agreement shall be in writing, addressed to the Parties at the following addresses, and delivered by person, by facsimile (with receipt confirmation), or by Federal Express or other reputable international courier service.  Any such notice shall be deemed to have been given: (a) as of the day of personal delivery; (b) one (1) day after the date sent by facsimile service; or (c) on the day of successful delivery to the other Party confirmed by the courier service.  Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below:

For Quanterix:	Quanterix Corporation
113 Hartwell Avenue
Lexington, MA 02421, USA
Attention: Kevin Hrusovsky, President and CEO
Facsimile: +1 781 862-3804

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, OC
One Financial Center
Boston, MA 02111
Attn: John A. Dellapa
Facsimile: +1 617-542-2241

For bioMérieux:	bioMérieux SA
Legal Department
Chemin de L’orme
69280 Marcy l’Etoile, France
Attention: Corporate General Counsel
Facsimile: +33 478 87 53 70

16.5.                    Counterparts; Headings.  This Agreement may be executed in multiple counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  The headings in this Agreement are for convenience and shall not affect the interpretation hereof.  A reference in this Agreement to a section, article, appendix, schedule or exhibit shall be to section, article, appendix, schedule or exhibit of this Agreement, unless otherwise indicated.

16.6.                    Amendments and Waivers.  Any term of this Agreement may be amended only by a writing executed by the authorised representatives of each of Quanterix and bioMérieux.  No waiver of any term or condition of this Agreement shall be valid or binding on any Party unless the same shall have been mutually assented to in writing by each Party.  The failure of a Party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by one or the other Party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of a Party to enforce each and every such provision thereafter.

16.7.                    Severability.  If any provision in this Agreement shall be found or be held to be invalid or unenforceable then the meaning of said provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

16.8.                    Construction.

16.8.1.          No Construction Against Drafter.  The Parties acknowledge that they have been represented by counsel in the negotiation and execution of this Agreement, and therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement will be construed against the Party drafting such agreement.

16.8.2.          Certain Words and Terms. Unless the context clearly requires otherwise,

(i)                  the plural and singular will each be deemed to include the other;

(ii)               “will,” “shall,” “will agree,” “shall agree,” or “agrees” are mandatory, and “may” is permissive;

(iii)            “or” is not exclusive and is represented by “and/or”;

(iv)           “includes”, “including”, “such as” and “in particular” are not limiting; and

(v)              “for example” is not limiting.

16.9.                    Relationship of the Parties.  Nothing contained in this Agreement will be construed to make the Parties partners, joint venturers, principals, agents or employees of the other.  Neither Party will have the right, power, or authority, express or implied, to bind the other Party.

16.10.             Precedence of documents. To the extent of any inconsistency between the documents comprised in this Agreement, the following order of precedence (highest to lowest) will apply:

16.10.1.   Articles 1 to 16 of this Agreement;

16.10.2.   its Appendices;

16.11.             List of Appendices

Appendix I : Quanterix Intellectual Property Rights

Appendix II : Simoa Trademark Rights

Appendix III : Upstream Licenses

Appendix IV : description of Current HD-1 FS Instrument

Appendix V : IVD Partner - Excluded entities

Appendix VI : IVD Partner - Excluded assays

Appendix VII : List of Quanterix’s current suppliers for Instruments and Consumables

Appendix VIII : List of questions regarding L1DR

Appendix IX : Arbitration

Appendix X : Press release

Appendix XI : Disclosure schedule

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate by their duly authorised officers as of the Effective Date.

For and on behalf of bioMérieux SA	For and on behalf of QUANTERIX Corporation

/s/Alexandre Merieux	/s/ Kevin Hrusovsky
Name: Alexandre Mérieux	Name: Kevin Hrusovsky
Title: Directeur Général	Title: Chief Executive Officer

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX I

LIST OF QUANTERIX INTELLECTUAL PROPERTY RIGHTS (PATENTS)

(see next pages)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Quanterix Patent Portfolio Summary as of December 20, 2016

Status	Application No.	Filing Date	Publication No.	Publication Date	Patent No.	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Status	Application No.	Filing Date	Publication No.	Publication Date	Patent No.	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX II

Simoa Trademark Rights

see list on the following pages

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX III

Upstream Licenses

Exclusive License Agreement between Tufts University and Quanterix, effective June 18, 2007.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix IV

Description of Current HD-1 FS Instrument

Current HD1-FS is composed of instrument software, hardware and firmware versions.

Modifications allowed for the instrument to remain a Current HD1-FS :

•                  Any design change, with an impact on form fit and function, allowing to improve the system analytical performances (carry-over, repeatability, reproducibility, multiplex, throughput, etc.) will be considered as an upgrade and therefore shall not be allowed to be implemented in Current HD-1 FS Instrument except as described in the chart below (full features to be disclosed to bioMérieux).

•                  Potential software updates to correct [***], or to improve the usability, ergonomics are accepted.

•                  Design change to address potential obsolescence issue is accepted, as long as form fit and function remain the same.

Work Package	Scope	Impact
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Appendix V

IVD Partner - Excluded entities

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix VI

IVD Partner - Excluded assays

•                  [***]

•                  [***]

•                  [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix VII

List of Quanterix’s current suppliers for Instruments and Consumables

Product	Supplier
Disc	Stratec Consumables
Tips	Axygen
Cuvettes	Stratec Consumables
Instrument	Stratec Biomedical Systems

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix VIII

L1DR Knowledge Transfer

The L1DR knowledge transfer consists of the transfer from Quanterix to bioMérieux on the Effective Date of the Level 1 Data Reduction image analysis (L1DR) source code and related documentation, with some design history explanation, appropriate training and support to install the code environment.

Requirement	Description
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix IX

Arbitration Procedures

1.              The Parties will select a mutually agreeable arbitrator who has significant relevant experience in the diagnostics industry and the licensing of intellectual property relating to diagnostic products, and no affiliation or pre-existing relationship with either party.  If the Parties cannot agree on an arbitrator within 30 days, either party may request the American Arbitration Association (“AAA”) in Boston to appoint an arbitrator with such experience on behalf of the Parties in accordance with the commercial arbitration rules of AAA.  The date on which such arbitrator is selected will be the “Arbitration Commencement Date.”

2.              Within 15 business days after the Arbitration Commencement Date, each party will prepare and deliver to both the arbitrator and the other party its proposed license agreement and a memorandum (the “Support Memorandum”) in support thereof.  The arbitrator will also be provided with a copy of this Agreement.  Within 10 business days after receipt of the other party’s Support Memorandum, each party may submit to the arbitrator (with a copy to the other party) a rebuttal to the other party’s Support Memorandum (a “Rebuttal”), which may include a revision, marked to show changes, of either party’s proposed license agreement.  Neither party may have communications (either written or oral) with the arbitrator other than for the sole purpose of engaging the arbitrator or as expressly permitted in this Appendix VII.

3.              Within 30 days after the Arbitration Commencement Date, the arbitrator will select from the two agreements provided by the Parties the agreement that he or she believes most accurately reflects the intention of the Parties to this Agreement and the industry customs regarding the license of technology relating to the manufacture of diagnostic products (the “Selected Agreement”).  The Selected Agreement will become a binding and enforceable agreement between the Parties.

4.              The arbitrator will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching his or her decision regarding the dispute at issue.  To the extent any further arbitration rules or procedures are necessary for resolution of the dispute at issue, the arbitration rules of AAA will apply.  Notwithstanding the foregoing, the Parties are not required to select an arbitrator from AAA’s panel of arbitrators.  The arbitrator’s fees and expenses will be paid by the party whose form of license agreement is not selected by the arbitrator.  Each party will bear and pay its own expenses incurred in connection with any contract resolution under this Appendix VII.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX X

[Intentionally left blank]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX XI

Disclosure Schedule

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.